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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15 (D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): February 21, 1997


                                TRIMARK HOLDINGS, INC.
                (Exact name of registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)




              0-18613                                 95-4272695
         (Commission File                          (I.R.S. Employer
              Number)                            Identification Number)


              2644 30TH STREET
          SANTA MONICA, CALIFORNIA                      90405
   (Address of principal executive offices)           (Zip Code)



                                    (310) 314-2000
                 (Registrant's telephone number, including area code)


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                                Exhibit Index:  Page 5

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ITEM 2.  DISPOSITION OF ASSETS

On March 4, 1997 the Registrant and Trimark Interactive, a 90% owned subsidiary of the Registrant, executed an agreement (the "Agreement") with Graphix Zone, Inc. (NASDAQ: GZON), an unrelated independent entertainment and interactive music publisher, pursuant to which Trimark Interactive sold substantially all its assets (primarily intellectual properties and inventory). Trimark Interactive received 237,037 shares of non-registered series C convertible preferred stock in Graphix Zone, Inc. in consideration for the assets sold. The convertible preferred shares can be converted into 237,037 shares of common stock of Graphic Zone and carry a mandatory three year redemption value of $800,000 if not converted prior to three years. The consideration received was determined by arms length negotiation and advice from an investment banking firm retained by the Registrant. A copy of the Agreement is filed with this report as Exhibit 2.1. A copy of the press release issued by the Registrant in connection with this matter is filed with this report as Exhibit 99.3.


ITEM 5.  OTHER EVENTS

On February 21, 1997, the Registrant announced that its Board of Directors has authorized management to spend up to $1.5 million, $750,000 per fiscal year, to purchase shares of Trimark common stock in the open market or through privately negotiated transactions. Any shares so purchased are intended to be used for general corporate purposes. As of February 20, 1997 the Registrant had already spent approximately $310,000 on purchases of its own stock during the current fiscal year. A copy of the press release issued by the Registrant in connection with this matter is filed with this report as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a.  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Not applicable.


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ITEM 7: (CONTINUED)

b.  PRO FORMA FINANCIAL INFORMATION

Not applicable.


c.  EXHIBITS

Exhibit 2.1 - Asset Purchase Agreement between the Registrant, Trimark Interactive, and Graphix Zone, Inc. dated February 26, 1997 is filed as Exhibit
2.1 to this report and incorporated in this report by reference for all purposes.

Exhibit 99.2 - The press release issued by the Registrant on February 21, 1997 announcing the stock buy back authorization is filed as Exhibit 99.2 to this report and incorporated in this report by reference for all purposes.

Exhibit 99.3 - The press release issued by the Registrant on March 6, 1997 announcing the sale of Trimark Interactive assets is filed as Exhibit 99.3 to this report and incorporated in this report by reference for all purposes.


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                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRIMARK HOLDINGS, INC.
                             --------------------------------
                                         (Registrant)





Date: March 14, 1997            /s/James E. Keegan
                             --------------------------------
                                 James E. Keegan
                                 Senior Vice President - Finance
                                 and Chief Financial Officer


                                        Page 4

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                                  INDEX TO EXHIBITS


Exhibit No.             Description              Method of Filing
----------    --------------------------------   ----------------

  2.1         Asset Purchase Agreement between   filed herewith
              the Registrant, Trimark            electronically
              Interactive, and Graphix Zone,
              Inc. dated February 26, 1997.

  99.2        Press release of the Registrant    filed herewith
              dated February 21, 1997.           electronically

  99.3        Press release of the Registrant    filed herewith
              dated March 6, 1997.               electronically


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